EXHIBIT 99.1

"The information contained herein has been prepared solely for the use of the addressee and has not been independently verified by WaMu Capital Corp. Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral terms sheets, if any."

                           WaMu 2004-CB3 Investor Only
                    15 Year Conforming Fixed Rate Collateral
                              5.50% P/T Term Sheet


Collateral                              $46 MM
Tranche Size                            $42 MM (AAA) +/- 10%

GWAC                                    5.78% +/- 10bps

WAM                                     178 +/- 2 months

California                              25% +/-

FICO (Non-zero weighted Avg.)           731 +/- 10

Average Loan Balance                    $102,000 +/-

WA Original LTV                         61% +/- 5%

Purchase                                25% +/- 5%
Rate/Term Refi                          36% +/- 5%
Cash-Out Refi                           38% +/- 5%

SF/PUD                                  55% +/- 5%
2-4 Family                              34% +/- 5%
Condo                                   11% +/- 5%

Full Documentation                      87% +/- 2%
Reduced Documentation                   13% +/- 2%

Investor Only                           98% +/- 2%

AAA Ratings                             2 of 3 (S&P, Moody's and Fitch)

Estimated Subordination Level*          8.50% +/-*

Settlement Date                         08/31/2004

Clean Up Call                           5%


                        * Subordination will be crossed.
                          All numbers are approximate.
              Tranche size(s) are subject to 10% delivery variance.




                               [WaMu Capital Corp. Logo]


The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp. Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral terms sheet, if any.

This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates. WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for informational purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                           WaMu 2004-CB3 Investor Only
                    15 Year Conforming Fixed Rate Collateral
                              6.00% P/T Term Sheet


Collateral                                 $17 MM
Tranche Size                               $15+ MM (AAA) +/- 10%

GWAC                                       6.34% +/- 10bps

WAM                                        178 +/- 2 months

California                                 25% +/-

FICO (Non-zero weighted Avg.)              724 +/- 10

Average Loan Balance                       $90,900 +/-

WA Original LTV                            62% +/- 5%

Purchase                                   27% +/- 5%
Rate/Term Refi                             37% +/- 5%
Cash-Out Refi                              36% +/- 5%

SF/PUD                                     62% +/- 5%
2-4 Family                                 27% +/- 5%
Condo                                      11% +/- 5%

Full Documentation                         74% +/- 2%
Reduced Documentation                      25% +/- 2%

Investor  Only                             98% +/- 2%

AAA Ratings                                2 of 3 (S&P, Moody's and Fitch)

Estimated Subordination Level*             8.50% +/-*

Settlement Date                            08/31/2004

Clean Up Call                              5%


                        * Subordination will be crossed.
                          All numbers are approximate.
              Tranche size(s) are subject to 10% delivery variance.





                              [WaMu Capital Corp. Logo]


The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp. Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral terms sheet, if any.

This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates. WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for informational purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                           WaMu 2004-CB3 Investor Only
                    30 Year Conforming Fixed Rate Collateral
                              6.00% P/T Term Sheet


Collateral                                   $14.5 MM
Tranche Size                                 $13 MM (AAA) +/- 10%

GWAC                                         6.28% +/- 10bps

WAM                                          358 +/- 2 months

California                                   25% +/-

FICO (Non-zero weighted Avg.)                728 +/- 10

Average Loan Balance                         $125,000 +/-

WA Original LTV                              69% +/- 5%

Purchase                                     45% +/- 5%
Rate/Term Refi                               23% +/- 5%
Cash-Out Refi                                33% +/- 5%

SF/PUD                                       62% +/- 5%
2-4 Family                                   30% +/- 5%
Condo                                        8% +/- 5%

Full Documentation                           94% +/- 2%
Reduced Documentation                        6% +/- 2%

Investor Owned                               98% +/- 2%

AAA Ratings                                  2 of 3 (S&P, Moody's and Fitch)

Estimated Subordination Level*               8.50% +/-*

Settlement Date                              08/31/2004

Clean Up Call                                5%


                        * Subordination will be crossed.
                          All numbers are approximate.
              Tranche size(s) are subject to 10% delivery variance.




                              [WaMu Capital Corp. Logo]


The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp. Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral terms sheet, if any.

This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates. WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for informational purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                           WaMu 2004-CB3 Investor Only
                    30 Year Conforming Fixed Rate Collateral
                              6.50% P/T Term Sheet


Collateral                                      $43 MM
Tranche Size                                    $39+ MM (AAA) +/- 10%

GWAC                                            6.90% +/- 10bps

WAM                                             358 +/- 2 months

California                                      29% +/-

FICO (Non-zero weighted Avg.)                   727 +/- 10

Average Loan Balance                            $119,000 +/-

WA Original LTV                                 69% +/- 5%

Purchase                                        49% +/- 5%
Rate/Term Refi                                  16% +/- 5%
Cash-Out Refi                                   35% +/- 5%

SF/PUD                                          61% +/- 5%
2-4 Family                                      31% +/- 5%
Condo                                           8% +/- 5%

Full Documentation                              86% +/- 2%
Reduced Documentation                           14% +/- 2%

Investor Owned                                  98% +/- 2%

AAA Ratings                                     2 of 3 (S&P, Moody's and Fitch)

Estimated Subordination Level*                  8.50% +/-*

Settlement Date                                 08/31/2004

Clean Up Call                                   5%


                        * Subordination will be crossed.
                          All numbers are approximate.
              Tranche size(s) are subject to 10% delivery variance.


                              [WaMu Capital Corp. Logo]


The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp. Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral terms sheet, if any.

This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates. WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for informational purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.